Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Note 6:  Inventories

Inventories as of December 31, 2019 and 2018 consisted of the following.

	2019	2018
Raw materials, including parts and subassemblies	$370.5	$369.2
Work-in-process	47.6	58.1
Finished goods	71.4	83.4
	489.5	510.7
Excess of LIFO costs over FIFO costs	13.0	13.2
Inventories	$502.5	$523.9

As of December 31, 2019, $371.3 million (74%) of the Company’s inventory is accounted for on a first-in, first-out (“FIFO”) basis and the remaining $131.2 million (26%) is accounted for on a last-in, first-out (“LIFO”) basis.

As of December 31, 2018, $390.8 million (75%) of the Company’s inventory is accounted for on a first-in, first-out (“FIFO”) basis and the remaining $133.1 million (25%) is accounted for on a last-in, first-out (“LIFO”) basis.